Exhibit 10.5

MANAGEMENT INCENTIVE UNIT SUBSCRIPTION AGREEMENT

THIS MANAGEMENT INCENTIVE UNIT SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into on [DATE], by and between Infor Enterprise Applications, LP, a Delaware limited partnership (the “Company”), and [NAME] (“Recipient”).

WHEREAS, the Company and Recipient desire to enter into this Agreement whereby the Company will issue to Recipient certain Class C Units of the Company on the terms and subject to the conditions specified herein and in the Agreement of Limited Partnership of the Company, dated as of April 5, 2012 (as amended from time to time in accordance with its terms, the “LP Agreement”), which such Class C Units shall be designated Management Incentive Units.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Subscription for Management Incentive Units.

(a) Incentive Unit Grants. Subject to the terms and conditions of this Agreement and the LP Agreement and in consideration of Recipient’s provision of services to the Company, (i) Recipient agrees to become a party to the LP Agreement and (ii) the Company hereby grants to Recipient interests in the Company in the form of [NUMBER] Class C Units (the “Incentive Units”). The Incentive Units issued hereunder shall constitute Management Incentive Units for purposes of the LP Agreement. Upon the execution and delivery of this Agreement and the entry of Recipient’s name on the Register of Partners of the Company as the holder of the Incentive Units, Recipient shall be a Limited Partner and a Management Limited Partner of the Company.

(b) Limited Transferability of the Incentive Units. The Incentive Units granted hereunder are personal to Recipient and are not transferable by Recipient except as provided in the LP Agreement. Any Transfer or attempted Transfer of any Incentive Units in violation of any provision of this Agreement or the LP Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Incentive Units as the owner of such equity interests for any purpose.

2. LP Agreement Acknowledgment

(a) The undersigned agrees that this Agreement has been executed and delivered, and the Incentive Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Recipient and, except as otherwise specified herein, pursuant to the terms and conditions of the LP Agreement.

(b) The undersigned hereby agrees with the Company that the undersigned will henceforth comply with and observe all of the agreements and covenants of the Limited Partners contained in the LP Agreement as if the undersigned had been an original party thereto and as if the same were herein set out in full, and the Company hereby agrees likewise with the undersigned.

(c) Capitalized terms used in this Agreement without definition will have the respective meanings ascribed thereto in the LP Agreement. Except as expressly provided in this Agreement, in the event a provision of this Agreement is inconsistent or conflicts with the provisions of the LP Agreement, the provisions of the LP Agreement will govern and prevail.

3. Vesting.

(a) The Incentive Units shall become vested in accordance with the provisions of this Section 3. Incentive Units which have become vested in accordance herewith shall constitute “Vested Management Incentive Units” for purposes of the LP Agreement, and all other Incentive Units shall constitute “Unvested Management Incentive Units” for purposes of the LP Agreement.

(b) The Incentive Units shall vest in installments as follows:

(i) one-half of the Incentive Units shall be deemed vested as of the date hereof;

(ii) an additional thirty five percent (35%) of the Incentive Units shall vest on December 31, 2013, if Recipient has remained continuously employed by the Company or any of its Subsidiaries from the date hereof until such date; and

(iii) an additional fifteen percent (15%) of the Incentive Units shall vest on December 31, 2014, if Recipient has remained continuously employed by the Company or any of its Subsidiaries from the date hereof until such date.

4. Recipient’s Representations. In connection with the issuance of the Incentive Units hereunder, Recipient represents and warrants to the Company that:

(a) The Incentive Units to be acquired by Recipient pursuant to this Agreement will be acquired for Recipient’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any other applicable federal, state or foreign securities laws, and such Incentive Units will not be disposed of in contravention of the Securities Act or any applicable federal, state or foreign securities laws.

(b) Recipient is an officer or other key employee of the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the ownership of the Incentive Units.

(c) Recipient is able to bear the economic risk of his or her ownership of the Incentive Units for an indefinite period of time because such securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

(d) Recipient has had an opportunity to ask questions and receive answers concerning the terms of the Incentive Units and has had full access to such other information concerning the Company and its Subsidiaries as he or she has requested. The Company has

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provided to Recipient, and Recipient has reviewed, or has had an opportunity to review, the LP Agreement and any credit agreements, notes, equity transaction documents and related documents to which the Company or any of its Subsidiaries is a party.

(e) Recipient is a resident of the federal, state, foreign or local jurisdictions reflected in the payroll or service provider records of Recipient’s employer or contracting party (which employer or contracting party is one of the Company’s Subsidiaries).

(f) Recipient does not own, beneficially, of record or otherwise, or have any right or interest in and to, any equity securities of any of Infor Global Solutions Holdings Ltd., Softbrands Holdings, LLC or any of their respective Subsidiaries.

5. Participation Thresholds. The Participation Threshold of the Incentive Units shall at all times be equal to the amount of any Distributions to be made pursuant to clauses (a) through (f), inclusive, of Section 4.1 of the LP Agreement (i.e., the Incentive Units shall always constitute “Participating Units” for purposes of clauses (g) and (h) of Section 4.1 of the LP Agreement but, for avoidance of doubt, shall not be entitled to any Distribution made pursuant to clauses (a) through (f), inclusive, of Section 4.1 of the LP Agreement). No further adjustment of the Participation Threshold of the Incentive Units shall be made pursuant to Section 3.5(c) of the LP Agreement.

6. 83(b) Election. Within 30 days after the date hereof, if Recipient is subject to United States federal income tax, Recipient will make an effective election (in the form of Exhibit A attached hereto) with the Internal Revenue Service under Section 83(b) of the Code relative to the Incentive Units issued pursuant to this Agreement.

7. Representations of the Company. The Company represents and warrants to Recipient that (i) the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound and (ii) upon the execution and delivery of this Agreement by Recipient, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms.

8. Rights of Recipient. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate Recipient’s employment or service relationship at any time (with or without Cause), nor confer upon Recipient any right to continue in the employ or service of the Company or any of its Subsidiaries for any period of time or to continue Recipient’s present (or any other) rate of compensation, and in the event of Recipient’s termination of employment or service (including, but not limited to, termination by the Company or any of its Subsidiaries without Cause), any portion of the Incentive Units that was not previously vested shall expire and be forfeited, except as otherwise provided herein. Nothing in the LP Agreement or this Agreement shall provide for any adjustment to the number of the Incentive Units upon the occurrence of subsequent events.

9. Notices. Any notices required or permitted under this Agreement will be delivered in accordance with the requirements of the LP Agreement.

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10. General Provisions.

(a) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(b) Complete Agreement. This Agreement and the LP Agreement and the other documents referred to herein and therein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(c) Counterparts. This Agreement may be executed in separate counterparts, including via facsimile or .pdf format, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(d) Successors and Assigns. Except as otherwise provided herein, this Agreement and the LP Agreement shall bind and inure to the benefit of and be enforceable by Recipient and the Company and their respective heirs, successors and assigns; provided that the rights and obligations of Recipient under this Agreement and the LP Agreement shall not be assignable except as permitted under the LP Agreement and any attempted assignment in violation thereof shall be void.

(e) Choice of Law. This Agreement will be subject to the Applicable Law provisions of the LP Agreement as if fully set forth in this Agreement.

(f) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(g) Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Recipient; provided that any amendment to the LP Agreement made in accordance with the terms thereof may affect the rights of Recipient with respect to the Incentive Units and shall be binding on Recipient whether or not Recipient consented to such amendment.

11. Tax Treatment. Neither party makes any representations or warranties to the other party with respect to the tax treatment of the transactions contemplated hereby.

12. Subsidiary IPO.

(a) In connection with any public offering or public sale pursuant to a firm commitment underwritten initial public offering (a “Subsidiary IPO”) of any shares of capital

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stock of any Subsidiary of the Company (such Subsidiary, the “Public Subsidiary”), the Company shall redeem each Incentive Unit granted hereunder in consideration of the issuance to Recipient of that number of shares of common equity of the Public Subsidiary (the “Public Sub Stock”) equal to the Implied Class C Value of such Incentive Unit divided by the Public Per Share Price. For purposes hereof, (i) the term “Public Per Share Price” means the price per share paid to the issuer or selling stockholders, as applicable, by the underwriters in connection with a Subsidiary IPO, (ii) the term “Subsidiary Equity Value” means the aggregate equity value of the Public Subsidiary implied by reference to the Public Per Share Price, and (iii) the term “Implied Class C Value” means the value of each Class C Unit if an amount equal to (x) the Subsidiary Equity Value, plus (y) the aggregate amount of all cash and cash equivalents held by the Company and its Subsidiaries, excluding the Public Subsidiary and any direct or indirect Subsidiaries of the Public Subsidiary, minus (z) the aggregate amount of all outstanding indebtedness of the Company and its Subsidiaries, excluding the Public Subsidiary and any direct or indirect Subsidiaries of the Public Subsidiaries, were distributed in a hypothetical transaction in which the Company’s assets had been liquidated in accordance with Section 4.1 of the LP Agreement.

(b) Any Public Sub Stock issued in redemption of Unvested Management Incentive Units shall be subject to vesting in accordance with the vesting schedule set forth in Section 3 above and, for so long as such Public Sub Stock remains unvested, shall be subject to the same terms and conditions, including, without limitation, as to transferability and cancellation upon Recipient’s Termination Date, that apply to Unvested Management Incentive Units under this Agreement and the LP Agreement. In addition, any Public Sub Stock issued in redemption of any Incentive Units granted hereunder shall be subject to all laws, rules and regulations applicable to the issuance, transfer or conveyance of Public Sub Stock to individuals, officers and/or employees of the Company or any of its Subsidiaries and to the sale, transfer or conveyance of such Public Sub Stock to any other person or entity. Recipient hereby agrees to execute and deliver to the Company or the Public Subsidiary, as applicable, any documentation reasonably requested by the Company or the Public Subsidiary, as applicable, to give effect to or evidence the obligations and restrictions described herein.

(c) Recipient shall not (i) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144 promulgated by the Securities and Exchange Commission or any successor agency (the “SEC”) pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule (“Rule 144”)), directly or indirectly, any equity securities of the Company or any of its Subsidiaries, including the Public Subsidiary, or any securities convertible into or exchangeable or exercisable for such securities (including equity securities of the Company or any of its Subsidiaries, including the Public Subsidiary, that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Securities and Exchange Commission), (ii) enter into a transaction which would have the same effect as described in clause (i) above, (iii) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences or ownership of any securities referred to in clause (i) above, whether such transaction is to be settled by delivery of such securities, in cash or otherwise (each of (i), (ii) and (iii) above, a “Sale Transaction”), or (iv) publicly disclose the intention to enter into any Sale Transaction, in any

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such case during the seven days prior to and the 180-day period beginning on the effective date of each of (x) the Subsidiary IPO and (y) the first secondary registration of the Public Sub Stock to take place following the Subsidiary IPO (the “Initial Secondary Sale”), which periods may be extended upon the request of the managing underwriters at their sole discretion or to the extent required by FINRA, NYSE or Nasdaq rules (the “Holdback Periods”), unless the underwriters managing the Subsidiary IPO otherwise agree in writing. In addition, in connection with the Subsidiary IPO and the Initial Secondary Sale, Recipient shall execute any additional lock-up or similar agreements entered into by the Company, the Public Subsidiary, any of the GGC Limited Partners or any of the Summit Limited Partners, including any such agreement that applies for a longer duration than as set forth above. In connection with any secondary registration of the Public Sub Stock following the Initial Secondary Sale, Recipient shall execute any lock-up or similar agreement that may be requested of Recipient by the managing underwriters.

(d) Following the Subsidiary IPO and subject to any restrictions or limitations imposed by applicable law, rule or regulation (including Rule 144) or the provisions of Section 12(c) above, (i) prior to the earlier to occur of a secondary registration of the Public Sub Stock and the first anniversary of the Subsidiary IPO, Recipient shall not transfer, other than Family Transfers, more than 15% of the vested Public Sub Stock held by Recipient as of the consummation of the Subsidiary IPO, and (ii) during each of the first two twelve-month periods following the earlier to occur of a secondary registration of the Public Sub Stock and the first anniversary of the Subsidiary IPO, Recipient shall not transfer, other than Family Transfers, more than 25% of the vested Public Pub Stock held by Recipient as of the commencement of such applicable twelve-month period; provided, however, that the foregoing restrictions shall not apply if at any time during the applicable periods, the GGC Limited Partners, the Summit Limited Partners and their respective Affiliates cease to collectively own at least 25% of the outstanding Units of the Company. For purposes hereof, the term “Family Transfers” means any transfer by Recipient of vested Public Sub Stock to any trust or other estate planning instrument established solely for the benefit of Recipient or Recipient’s spouse and/or Recipient’s descendants or pursuant to the applicable laws of descent; provided that such transferee expressly agrees, in form and substance reasonably acceptable to the Company, to succeed to all of the rights and be subject to all of the obligations and restrictions of Recipient with respect to such transferred Public Sub Stock.

(e) Notwithstanding any of the foregoing to the contrary, if, in connection with a Subsidiary IPO or any secondary registration of the Public Sub Stock, any applicable laws, rules or regulations or the managing underwriters request or require any terms, conditions or restrictions applicable to the Public Sub Stock that are less favorable to the Recipient than any of the terms described in this Section 12, then such less favorable terms, conditions or restrictions so requested or required shall supersede and prevail.

13. Spousal Consent. Prior to the issuance of any Incentive Units hereunder, Recipient will deliver to the Company an executed consent from Recipient’s spouse (if any) in the form of Exhibit B attached hereto. If, at any time subsequent to the date that Recipient is issued any Incentive Units and before the Repurchase Option ceases to be effective, Recipient becomes legally married (whether in the first instance or to a different spouse), Recipient shall cause his or her spouse to execute and deliver to the Company a consent in the form of Exhibit B attached hereto.

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Recipient’s failure to deliver to the Company an executed consent in the form of Exhibit B at any time when Recipient would otherwise be required hereby to deliver such consent shall constitute Recipient’s continuing representation and warranty that Recipient is not legally married as of such date.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INFOR ENTERPRISE APPLICATIONS, LP

By:
Name:
Its:

[NAME]

{Signature Page to Management Incentive Unit Agreement}

EXHIBIT A

Form of Section 83(b) Election

ELECTION TO INCLUDE SECURITIES IN GROSS INCOME

PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned acquired Management Incentive Units (the “Incentive Units”) of Infor Enterprise Applications, LP, a Delaware limited partnership (the “Company”), on May 31, 2012. Pursuant to the Agreement of Limited Partnership of the Company, the undersigned is entitled to an interest in Company profits. Under certain circumstances, the Company has the right to repurchase the Incentive Units from the undersigned (or from the holder of the Incentive Units, if different from the undersigned) and the Incentive Units may become subject to cancellation, in each case should the undersigned cease to be employed by the Company or any of its subsidiaries. Hence, the Incentive Units are subject to a substantial risk of forfeiture. The Incentive Units are also non-transferable. The undersigned desires to make an election to have the receipt of the Incentive Units taxed under the provisions of Code §83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), at the time the undersigned acquired the Incentive Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election with respect to the Incentive Units (as described below), to report as taxable income for calendar year [        ] the excess (if any) of the Incentive Units’ fair market value (as determined in accordance with Revenue Procedures 93-27 and 2001-43) on [DATE] over the acquisition price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1. The name, address and social security number of the undersigned:

[NAME]

[ADDRESS]

[ADDRESS]

Social Security No.:

2. A description of the property with respect to which the election is being made: [NUMBER] Management Incentive Units of the Company.

3. The date on which the property was transferred: [DATE]. The taxable year for which such election is made: calendar year [        ].

4. The restrictions to which the property is subject: If the undersigned ceases to be employed by the Company or any of its subsidiaries for any reason, all unvested Incentive Units held by the undersigned shall automatically expire and be forfeited to the Company, and the undersigned’s vested Incentive Units shall be subject to repurchase by the Company. The foregoing restrictions shall terminate upon a sale of the Company. Fifty percent (50%) of the Incentive Units were vested as of May 31, 2012. An additional thirty-five percent (35%) of the Incentive Units shall become vested on December 31, 2013, and the remaining fifteen percent (15%) of the Incentive Units shall become vested on December 31, 2014.

5. The fair market value on [DATE] of the property with respect to which this election is being made, determined without regard to any lapse of restrictions and in accordance with Revenue Procedures 93-27 and 2001-43, is: $0.00.

6. The amount paid for such property is: $0.00.

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A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7). A copy of this election will be submitted with the [        ] federal income tax return of the undersigned pursuant to Treasury Regulation Section 1.83-2(c).

Dated: [DATE]

[NAME]

EXHIBIT B

Form of Spousal Consent

SPOUSAL CONSENT

The undersigned spouse hereby acknowledges that I have read (a) the Limited Partnership Agreement of Infor Enterprise Applications, LP (the “Partnership”) and (b) the Management Incentive Unit Agreement, dated [DATE], to which my spouse is a party or subject, and that I understand their contents. I am aware that such plans, arrangements and agreements (i) provide for the repurchase, under certain circumstances, of any and all Units of the Partnership that are ever acquired by my spouse and (ii) impose certain obligations upon my spouse and restrictions on transfer of my spouse’s Units of the Partnership under certain circumstances. I agree that my spouse’s interest in the Units of the Partnership is subject to the documents referred to above and the other agreements referred to therein and any interest I may have in the Partnership or in such Units shall be irrevocably bound by these agreements and the other agreements referred to therein, and further agree that any community property interest of mine (if any) shall be similarly bound by these agreements.

For the benefit of the Partnership (which is relying hereon), the undersigned spouse irrevocably constitutes and appoints, on behalf of himself or herself and his or her heirs, legatees and assigns, [NAME], who is the spouse of the undersigned (the “Unitholder”), as the undersigned’s true and lawful attorney and proxy in his or her name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Units or options to acquire Units of the Partnership in which the undersigned now has or hereafter acquires any interest and in any and all Units of the Partnership now or hereafter held of record by the Unitholder (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all Units or options to acquire Units of the Partnership), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Partnership, or dissolution of marriage and this proxy will not terminate without consent of the Unitholder and the Partnership. This power of attorney shall not revoke any powers of attorney previously executed by the undersigned. This power of attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this power of attorney.

Unitholder:	Spouse of Unitholder:

Signature	Signature

Printed Name	Printed Name